CORPORATE LENDING

Thomas J. Shara, EVP & SLO

October 27, 2004

Forward-Looking Information

Today’s presentation may contain forward-looking statements regarding the financial condition, results of operations and business of Hudson. Those statements are not historical facts and may include expressions about Hudson’s confidence and strategies, management’s expectations about earnings, new and existing programs and products, relationships, opportunities, technology and market conditions.

These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results the forward-looking statements contemplate. Written information concerning factors that could cause results to differ materially from the results the forward-looking statements contemplate can be found in Hudson’s press release on its third quarter 2004 earnings, filed on Form 8-K dated October 18, 2004, Hudson’s Form 10-K for the year ended December 31, 2003, as well as in Hudson’s other recent SEC filings. Hudson assumes no obligation for updating its forward-looking statements at any time.

Corporate Lending Outstandings—9/30/04

$ of Loans % of Loans

Commercial & Financial $2.2 Billion 46%

Commercial Real Estate $1.1 Billion 22%

TOTAL PORTFOLIO $3.3 Billion 68%

( Business Deposit Balances Total over $1 Billion.)

Commercial & Financial and Commercial Real Estate are managed as one integrated business.

Customer Profile

Sales size $5—$100MM

Loan size $500M—$10MM

Located in our footprint

Owner-Manager

Multi-Generational

Willing to provide collateral/personal guarantees

Wants full relationship/cross-sale opportunities/compensating deposits/fees for service

Loan Features/Credit Features

Average loan size $600M

Conservative LTV/high cash flow coverage

Owner occupied

Prime or other variable rate/no rate caps/short maturities limited to five years.

Few shared national credits/few purchased participations

Geographic Breakdown

No. NJ 29%

PA & So.N.J

24%

New York 14%

Connecticut 33%

New York Connecticut PA & So.N.J No. NJ

Excludes national Businesses

Industry Breakdown

Util., Agr. & Govt 8%

Unclassified 3%

Construction 19%

MFG./Mining 7%

Wholesale 6%

Retail 6%

Fin./RE Brokers 2%

Real Est. Owners 33%

Services 16%

Construction MFG./Mining Wholesale Retail

Fin./RE Brokers Real Est. Owners Services

Util., Agr. & Govt Unclassified

Corporate Lending Team


Thomas J. Shara
EVP/SLO
20+ Years
Asset Based Lending
Thomas R. Keady
SVP
25+ Yrs.
Manhattan
Gary S. Kendler
SVP
30+ Yrs.
New York
John Rath
SVP
20+ Yrs.
Connecticut
James Wood
SVP
25+ Yrs.
Northern New Jersey
D. S. Yanagisawa
SVP
25+ Yrs.
Carl A. Monaco
SVP
25+ Yrs.
Pennsylvania & Southern New Jersey
Robert J. Fries
SVP
30+ Yrs.
Construction Lending
Sten F. B. Sandlund
SVP
20+ Yrs.
International
Lawrence E. Nachman
SVP
25+ Yrs.
Project Finance
Jerome Peters
SVP
20+ Yrs.
Flatiron
Robert Pinkerton
CEO
8 Yrs.
Bruce Lundy
Pres.
8 Yrs.

HUDSON UNITED BANK HUB

Commercial Lending Total Actual Loan Balances 2001 to September 2004

(In $000’s)

3,100,000 3,050,000 3,000,000 2,950,000 2,900,000 2,850,000 2,800,000 2,750,000 2,700,000 2,650,000 2,600,000 2,550,000 2,500,000 2,450,000 2,400,000

2,554,944

2,693,354

2,882,530 *

3,040,990 *

2001 2002 2003 9/30/04

*Excludes Flatiron

Loan Averages
1st Qtr. ‘02 to 3rd Qtr ‘04
(In $000’s)
3,000,000
2,950,000
2,900,000
2,850,000
2,800,000
2,750,000
2,700,000
2,650,000
2,600,000
2,550,000
2,500,000
2,450,000
2,400,000
2,350,000
2,300,000
2,250,000
2,200,000
2,150,000
2,100,000
2,050,000
2,000,000
2,338,386
2,347,148
2,411,123
2,451,520
2,488,044
2,538,191
2,607,539
2,661,038
2,692,418
2,735,962
2,815,167
1st Qtr '02
2nd Qtr '02
3rd Qtr '02
4th Qtr '02
1st Qtr '03
2nd Qtr '03
3rd Qtr '03
4th Qtr '03
1st Qtr '04
2nd Qtr '04
3rd Qtr '04

HUDSON UNITED BANK HUB

NPA as Percentage of Portfolio

1.00%

0.90%

0.80%

0.70%

0.60%

0.50%

0.40%

0.30%

0.20%

0.10%

0.00%

12/31/01 12/31/02 12/31/03 9/30/04

Net Charge-Offs

0.30%

0.25%

0.20%

0.15%

0.10%

0.05%

0.00%

12/31/02 12/31/03 9/30/04

Niche Businesses

Project Finance

Flatiron Credit Co.

Project Finance Portfolio

Acquired Lyon Credit Corp. in 1999 National Business Focus—Renewable Energy

Landfill Gas, Wind, Hydro, Geo Thermal Loans outstanding: $157MM

Three (3) lenders

Headquartered in Westport, CT

Pricing—Floating rates/significant fee income Highly profitable business

Secured loans w/ long-term contracts to investment grade off takers

Project Finance Project Type 9/30/04 $157,000,000

14%

8%

3%

8%

3%

3%

15%

12%

26%

8%

Wind Hydo Landfill Gas Rail Cars HVAC Pipeline

Thermal Energy Plant Gas Fired Cogen

Bio-Mass

Bio-Fuels

Flatiron Credit Company

Started in June 1997

Acquired by Hudson United Bank—October 2003 7th largest insurance premium finance co. in U.S. National business $280MM in Outstandings 30M accounts 8—10 mos. repayment Secured by unamortized insurance premium Focus: small—medium-sized businesses 69 Employees Headquartered in Denver, CO

Currently doing business with 22 of the top 100 agencies in U.S. Growth rate for 2004 expected +20%

Flatiron Credit Company Average Balances

(000,000 Omitted)

300 290 280 270 260 250 240 230 220

247

248

245

258

265

263

270

280

282

292

287

287

Oct. Nov. Dec. Jan. Feb. Mar. Apr. May June July Aug. Sept. 2003 2003 2003 2004 2004 2004 2004 2004 2004 2004 2004 2004

Flatiron Net C/O as a Percentage of Outstandings, by Quarter

0.60% 0.50% 0.40% 0.30% 0.20% 0.10%

0.00%

4th Qtr. ‘03 1st Qtr. ‘04 2nd Qtr. ‘04 3rd Qtr. ‘04

Critical Drivers (Summary)

Deep Base of Referral Sources: Advisory Board, Attorney, CPA, Existing Customer Full product menu Experienced Lenders in markets they serve—average time with HUB is six to seven years Responsiveness Flexible structures Direct access to Executive Management Total relationship focus Loyal customer base—will pay fair price for superior service Disciplined approach to credit Stay in footprint Continue maximizing potential within Project Finance and Flatiron Growth 10% going forward—economy dependent